                                  Exhibit 99.1

      Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

DATED: 25 OCTOBER, 2002

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
BAPEF INVESTMENTS XII, LIMITED                      BARING ASIA PRIVATE EQUITY FUND LP4

By:          /s/ D Banks                            By:       /s/ D Banks
   ------------------------------------------           ----------------------------------------------
Name: Mrs. D Banks as Alternate Director            Name: Mrs. D Banks as Alternate Director for
      Mrs. C A E Helyar                                   for Mrs. C A E Helyar

Title:  Director                                    Title: Director, Baring Asia (GP) Limited
                                                           As General Partner of BAPEF Advisers LP as
                                                           General Partner of the Baring Asia Private
                                                           Equity Fund LP4

BARING ASIA PRIVATE EQUITY FUND LP1                 BARING ASIA PRIVATE EQUITY FUND
                                                    CO-INVESTMENT LP

By:         /s/ D Banks                             By:       /s/ D Banks
   ------------------------------------------           ----------------------------------------------
Name: Mrs. D Banks as Alternate Director            Name: Mrs. D Banks as Alternate Director for
      Mrs. C A E Helyar                                   for Mrs. C A E Helyar

Title:  Director, Baring Asia (GP) Limited          Title: Director, Baring Asia (GP) Limited
        As General Partner of BAPEF Advisers               As General Partner of BAPEF Advisers LP as
        LP as General Partner of the Baring                General Partner of the Baring Asia Private
        Asia Private Equity Fund LP1                       Equity Co-Investment LP

BARING ASIA PRIVATE EQUITY FUND LP2                 BAPEF ADVISERS LP

By:         /s/ D Banks                             By:       /s/ D Banks
   ------------------------------------------           ----------------------------------------------
Name: Mrs. D Banks as Alternate Director            Name: Mrs. D Banks as Alternate Director for
               Mrs. C A E Helyar                          for Mrs. C A E Helyar

Title: Director, Baring Asia (GP) Limited           Title: Director, Baring Asia (GP) Limited
       as General Partner of BAPEF Advisers                As General Partner of BAPEF Advisers LP
       LP as General Partner of the Baring
       Asia Private Equity Fund LP2

BARING ASIA PRIVATE EQUITY FUND LP3                 BARING ASIA (GP) LIMITED

By:        /s/ D Banks                              By:      /s/ D Banks
   ------------------------------------------           ----------------------------------------------
Name: Mrs. D Banks as Alternate Director            Name: Mrs. D Banks as Alternate Director for
      Mrs. C A E Helyar                                   for Mrs. C A E Helyar
Title:  Director, Baring Asia (GP) Limited          Title:  Director
        as General Partner of BAPEF Advisers
        LP as General Partner of the Baring
        Asia Private Equity Fund LP3
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